                           SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SHERIDAN ENERGY, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(a)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                             SHERIDAN ENERGY, INC.
                           1000 LOUISIANA, SUITE 800
                             HOUSTON, TEXAS  77002



                                 April 15, 1998



Dear Fellow Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Sheridan Energy, Inc. scheduled to be held on Thursday, May 21, 1998 at the Doubletree Hotel at Allen Center, 400 Dallas Street, Houston, Texas commencing at 9:00 a.m., Houston time. Your Board of Directors and Management look forward to greeting personally those Stockholders able to attend.

     At the meeting, Stockholders are being asked to elect a Board of seven directors to serve for a term of one year, to consider and vote upon the Sheridan Energy, Inc. 1998 Flexible Incentive Plan, and to transact such other business as may properly come before the meeting.

     It is important that your shares are represented at the meeting whether or not you plan to attend. Accordingly, we request your cooperation by promptly signing, dating and mailing the enclosed proxy in the envelope provided for your convenience.

                                    Sincerely,

                                    Jeffrey E. Susskind

                                    Chairman of the Board

                             SHERIDAN ENERGY, INC.
                           1000 LOUISIANA, SUITE 800
                             HOUSTON, TEXAS  77002



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1998


TO THE STOCKHOLDERS OF SHERIDAN ENERGY, INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of Sheridan Energy, Inc., a Delaware corporation (the "Company") will be held at the Doubletree Hotel at Allen Center, 400 Dallas Street in Houston, Texas on May 21, 1998 commencing at 9:00 a.m. Houston time, for the following purposes:

     A. To elect a Board of Directors of seven members having a term of one year;

     B. To consider and act upon the adoption of the Sheridan Energy, Inc. 1998 Flexible Incentive Plan; and

     C. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The stock transfer books will not be closed. Stockholders of record as of the close of business on April 1, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof, notwithstanding any transfer of stock on the books of the Company after such Record Date.

     You are cordially invited to attend the meeting in person. YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.




                                    Jon W. Wright, Jr.
                                    Secretary

Houston, Texas
April 15, 1998

                             SHERIDAN ENERGY, INC.
                           1000 LOUISIANA, SUITE 800
                             HOUSTON, TEXAS  77002
                                _______________

                                PROXY STATEMENT
                                _______________

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 21, 1998
                                _______________


                         SOLICITATION AND VOTING RIGHTS

     The accompanying Proxy is solicited by the Board of Directors of Sheridan Energy, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 21, 1998 at 9:00 a.m. Houston time at the Doubletree Hotel at Allen Center, 400 Dallas Street in Houston, Texas, or at any adjournment or adjournments thereof.

     This Proxy Statement and Proxy and the accompanying Notice of Annual Meeting, Annual Report to Stockholders, and Form 10-KSB for the year ended December 31, 1997, including consolidated financial statements, will be mailed to the Stockholders on or about April 15, 1998. The cost of soliciting proxies in the enclosed form will be borne by the Company. The Board of Directors of the Company has fixed April 1, 1998 as the record date (the "Record Date") for determination of Stockholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date there were 6,731,331 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote. Each holder of Common Stock will be entitled to one vote for each share owned. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by the Stockholders will be treated as present at the Annual Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. The seven persons receiving the greatest number of votes cast at the Annual Meeting to fill the directorships with a term to expire at the 1999 Annual Meeting of Stockholders, will be elected as Directors of the Company. Thus, abstentions and broker non-votes will have no effect on the election of directors. Regarding other matters, under Delaware law, generally the vote of Stockholders holding at least a majority of the voting power present at a meeting in which a quorum is present is the act of the Stockholders. Accordingly, abstentions and broker non-votes will have the effect of negative votes with respect to any such other matters. The shares represented by each valid Proxy received by the Company on the form solicited by the Board of Directors will be voted in accordance with the instructions specified on the Proxy. Under Delaware law, any Stockholder giving a duly executed proxy may revoke it before it is exercised by giving written notice to the Secretary of the Company or by voting in person at the Annual Meeting.

     Reference is made to the caption "Election of Directors" herein for a discussion of the Company's contractual obligation to place two persons on the Company's Board of Directors who have been designated by Enron Capital & Trade Resources Corp. ("ECT"). Messrs. Dunn and Childers are the ECT designees (the "Designees"). Each has been nominated for election and are two of the nominees set forth herein. In the event the Designees are not elected by the Stockholders of the Company, the Board of Directors will be required to expand the size of the Board of Directors and to name the Designees to fill the expanded Board positions.

                       BENEFICIAL OWNERSHIP OF SECURITIES

     The following table reflects the holdings of the only persons known to the Company to own beneficially five percent or more of the Company's Common Stock or the Company's Series A Preferred Stock ($0.01 par value) (the "Preferred Stock"):

NAME AND ADDRESS                                AMOUNT AND NATURE OF     PERCENT OF CLASS
OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP      ON RECORD DATE
-------------------                             --------------------     ----------------
Jeffrey and Janis Susskind                     1,000,037 Common Stock           14.9%
FBO The Susskind Family Trust
100 Wilshire Boulevard, 15th Floor
Santa Monica, CA  90401

AIF-Lion Group/(1)/                              911,100 Common Stock           13.5%
c/o Apollo Advisers L.P.
Two Manhattanvile Rd.
Purchase, NY  10577

Enron Capital & Trade Resources Corp./(2)/     2,600,000 Common Stock           37.8%
1400 Smith Street                              1,000,000 Preferred Stock         100%
Houston, TX  77002

Oppenheimer Funds, Inc./(3)/                     394,283 Common Stock            5.9%
Two World Trade Center
New York, NY  10048

Goldman, Sachs & Co./(4)/                        398,841 Common Stock            5.9%
85 Broad Street
New York, NY  10004

------------------
(1) As reported in its Schedule 13D filed with the Securities and Exchange Commission on February 27, 1995, such securities are held jointly by AIF II, L.P. and Lyon Advisors, L.P., each a Delaware limited partnership. AIF and Lyon are engaged in the business of managing investment funds while serving as advisors and representatives for its clients.

(2) Includes warrants ("Warrants") exercisable at a price of $5.50 per share on or before December 31, 2002 to acquire 82,500 shares of the Company's Common Stock and 467,500 shares of Common Stock owned by Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI") and Warrants to acquire 67,500 shares of the Company's Common Stock and 382,500 shares of Common Stock owned by JEDI Hydrocarbon Investments I Limited Partnership, a Delaware limited partnership ("JEDI I"). JEDI shares voting and investment power over the securities of the Company owned of record by JEDI I with certain entities that may be deemed to be control persons of JEDI I. JEDI Capital L.L.C., a Delaware limited liability company ("JEDI Capital"), is the general partner, and JEDI is the sole limited partner, of JEDI I. JEDI Capital is a majority-owned subsidiary of JEDI.

     Entities that may be deemed to be control persons of JEDI are (a) Enron Capital Management Limited Partnership, a Delaware limited partnership and the general partner of JEDI ("ECMLP"), (b) Enron Capital Corp., a Delaware corporation and the general partner of ECMLP ("ECC"), and

     (c) ECT. ECC is a wholly-owned subsidiary of ECT, and an indirect, wholly-owned subsidiary of Enron Corp., an Oregon corporation. ECT is a wholly-owned subsidiary of Enron Corp.

(3) In its Schedule 13G, Oppenheimer Funds, Inc. states that it is an investment advisor and that it has shared dispositive power with respect to 394,283 shares of the Company's common stock (sole voting power being held by Oppenheimer's Strategic Income Fund).

(4) In its Schedule 13G, Goldman, Sachs & Co. and the Goldman Sachs Group, L.P. in their capacity as investment advisors state that they have sole voting power as to no shares and shared voting and dispositive power as to 398,841 shares.

The following table sets forth the amounts and percentages of Common Stock beneficially owned as of the Record Date by each nominee for election as a Director of the Company, by each of the individuals named in the Summary Compensation Table and by all Directors and Executive Officers of the Company as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and does not necessarily bear on the economic incidents of ownership or the right to transfer such shares:


                                 AMOUNT AND NATURE OF
                                BENEFICIAL OWNERSHIP OF
NAME OF INDIVIDUAL             SHARES OF COMMON STOCK    PERCENT OF CLASS
------------------             ------------------------  ----------------

B. A. Berilgen                            8,000                   *
Jonathan P. Carroll                      35,000                   *
W. Craig Childers/(1)/                2,600,000                 37.8%
D. Bradley Dunn/(1)/                  2,600,000                 37.8%
Michael A. Gerlich                       25,000                   *
David A. Scheiber                         5,000                   *
Jeffrey E. Susskind/(2)/              1,000,037                 14.9%
Jon W. Wright, Jr.                          -0-                  N/A
All Directors and Executive
 Officers as a Group
(8 persons) including those
 named above                          3,673,037                 53.4%



*    Less than 1%

(1) Mr. Dunn and Mr. Childers are employees of ECT. However, Messrs. Dunn and Childers, disclaim beneficial ownership of any shares owned directly or indirectly by ECT and its affiliates. ECT also owns 100% of the Preferred Stock to which Messrs. Dunn and Childers also disclaim beneficial ownership. For information concerning the Common Stock and warrants owned directly or indirectly by ECT and its affiliates, see footnote (2) to the previous table.

(2) Includes 1,000,037 shares held by The Susskind Family Trust which is controlled by Mr. Susskind and his wife.

                             ELECTION OF DIRECTORS

     Seven Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualifies. The persons named as proxies on the enclosed Proxy have been designated by the Board of Directors and intend to vote, unless otherwise directed, for the nominees listed below. With the exception of Messrs. Dunn and Childers, all of such nominees were elected at the 1997 Special Meeting of the Company's Stockholders. During 1998, in accordance with an agreement entered into between the Company and ECT, ECT was given the right to require the Company to name two ECT designees to the Board of Directors. ECT made such request in 1998 and as a result, the Board of Directors increased the Board from five to seven members and elected Messrs. Dunn and Childers to serve until the Annual Meeting.

     In accordance with an agreement entered into among ECT, JEDI, JEDI I, and Mr. and Mrs. Jeffrey Susskind acting on behalf of The Susskind Family Trust, the Susskind's have agreed to vote their 1,000,037 shares equal to 14.9% of the outstanding shares of Common Stock for the Designees. ECT has, conversely, agreed to vote its 2,450,000 shares or 36.4% of the outstanding Common Stock for the nominees listed below.

     Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named on the enclosed Proxy will vote in accordance with their best judgment for a substitute nominee.

     For information regarding the proposed plan to provide employee and nonemployee directors and officers of Sheridan with increased equity ownership in Sheridan, see "Proposal--1998 Flexible Incentive Plan."

     The following table sets forth for each nominee his name, age, principal occupation and employment for the past five years, offices held with Sheridan and the date he first became a director. Each of the directors may be contacted at the Company's address set forth on the Notice to Stockholders.

                                             POSITION, PRINCIPAL OCCUPATION, BUSINESS                 DIRECTOR
        NOMINEES          AGE                   EXPERIENCE AND DIRECTORSHIPS HELD                    SINCE/(1)/
------------------------  ---  --------------------------------------------------------------------  ----------
B. A. Berilgen..........   49  Mr. Berilgen is currently President and Chief Executive Officer of          1997
                               the Company.  He joined the Company in June, 1997.  Prior
                               thereto he was Vice-President and Chief Technical Officer with
                               Forest Oil Company, a position he held from January to June
                               1997.  From 1992 to January 1997, he was Vice President of
                               Operations in charge of field operations, reservoir engineering and domestic and international development, exploration and
                               acquisition functions.
Jonathan P. Carroll.....   36  Mr. Carroll has served on the Board since the merger (the                   1997
                               "Merger") of the Company with TGX Corporation ("TGX") in
                               1997. He is currently President of a privately owned investment management company.  He was previously President of Enserch
                               Energy Services, Inc., and from 1991 until 1995, President and
                               CEO of DGS Holdings Corp., an oil and gas marketing company.
                               He has also served as a Vice President at Manufacturers Hanover
                               Bank and Head Trader in the Capital Markets Group of First
                               Interstate Bank, Ltd.


                                             POSITION, PRINCIPAL OCCUPATION, BUSINESS                 DIRECTOR
        NOMINEES          AGE                   EXPERIENCE AND DIRECTORSHIPS HELD                    SINCE/(1)/
------------------------  ---  --------------------------------------------------------------------  ----------
W. Craig Childers/(2)/..   49  Mr. Childers has been a Director of the Company since February              1998
                               1998.  He was a Principal in Canberras Energy Associates from
                               January 1, 1993 through May 15, 1994.  Mr. Childers was Vice
                               President of Enron Capital & Trade Resources from May 1994 through January 1998 and has been a Managing Director of the same company since January 1998.

D. Bradley Dunn/(2)/       34  Mr. Dunn is a director of ECT and has held various positions                1998
                               with ECT since September of 1994.  Prior to this Mr. Dunn
                               worked as a Petroleum Engineer with Delhi Gas Pipeline
                               Corporation and Mobil Oil Corporation.

Michael A. Gerlich......   43  Mr. Gerlich has been Vice President and Chief Financial Officer             1997
                               of the Company since the Merger.  He was elected Vice President and Chief Financial Officer of TGX in December, 1994. In April
                               1997 he was appointed interim President. From January 1993 until joining TGX, he owned and managed Chalk Hill Resources,
                               Inc., an independent oil and gas investing and financial consulting company. Prior thereto, he was Executive Vice President from
                               January 1989 to December 1992 and Vice President of Finance
                               from May 1982 to December 1988 for Trinity Resources, Inc., an
                               independent public oil and gas company.

David H. Scheiber.......   39  Mr. Scheiber is currently an investment consultant. From April              1995
                               1996 through early May 1997 Mr. Scheiber was a principal of
                               Chesapeake Bay Investors, L.L.C., an investment management company in Baltimore, Md. From September 1992 to April, 1996,
                               Mr. Scheiber was President of Cana Capital, LLC, an investment banking and financial services company located in Laguna Niguel,
                               California. From September 1991 to August 1992, Mr. Scheiber
                               was affiliated with Monitor Company, Inc., a management
                               consulting firm headquartered in Boston, Massachusetts, as manager of their bankruptcy practice. Since April 1997
                               Mr. Scheiber has been a member of the Board of Directors of
                               Tuneup Masters, Inc.

Jeffrey E. Susskind.....   44  Mr. Susskind is a principal of Strome, Susskind Investment                  1992
                               Management, L.P., an investment management company in Santa
                               Monica, California. Mr. Susskind previously was an investment manager with Kayne, Anderson & Co.

----------------------
(1)  Includes time served as a director of TGX

(2) In the event Messrs. Dunn and Childers are not elected by the Stockholders at the Annual Meeting, the Board of Directors, upon request by ECT, would be required to increase the Board of Directors by two and to place on the Board those persons designated by ECT. Upon reduction of ECT's ownership of Common Stock below 14%, ECT's right to designate directors reduces to one and, upon a further reduction below 7%, ECT no longer retains the right to designate a director. At such times, one or more of the ECT designees will resign from the Board.

     Only those directors who are not employees of the Company are entitled to receive a fee, plus reimbursement for reasonable travel expenses incurred in conjunction with meetings. Under the Company's standard arrangement for compensation of directors, directors receive a retainer fee of $833 per month plus a meeting fee of $1,000 per day and $250 for each telephone meeting. The monthly retainer fee is subject to forfeiture on a six-month prospective basis if a director attends less than 75% of the meetings. In addition, while the Company has not adopted a formal policy, it is the intention of the Company to grant to all nonemployee directors options to acquire Common Stock. As a result, in 1997 Messrs. Susskind, Carroll and Scheiber were granted options to acquire 25,000, 20,000, and 20,000 shares of stock respectively. Such options vest over three years and are exercisable for a ten year period. The Designees have elected to waive any right to stock options. Eight meetings of the Board were held in the last fiscal year (including meetings of TGX). No incumbent director attended fewer than 75% of the meetings of the Board held in the last fiscal year after his election as a Director. The Designees have elected to waive all Director fees for 1998.

     The Board has a standing Audit Committee which met once during 1997. The Audit Committee consists of Messrs. Carroll, Scheiber and Dunn. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities with respect to the accounting policies and reporting practices of the Company and the sufficiency of the audits of all Company activities. It is the Board's agent in ensuring the integrity of financial reports of the Company, and the adequacy of disclosures to shareholders. The Audit Committee is the focal point for communication between the directors, the independent accountants and management as their duties relate to financial accounting, reporting, and controls.

     The Board has a standing Compensation Committee which met once during the last fiscal year, and consists of Messrs. Carroll, Childers and Susskind.
During the years, the Compensation Committee consulted with management regarding the compensation and benefits that are provided to the directors, officers and employees of the Company.

     The Board has a standing Executive Committee which did not meet during the last fiscal year. The Executive Committee is authorized to exercise all of the powers of the Board of Directors except those not permitted by the General Corporation Law of Delaware. In 1997, the Executive Committee consisted of Messrs. Susskind, Berilgen and Gerlich.

                SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the SEC. Such Officers, Directors and stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's Executive Officers and Directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                               EXECUTIVE OFFICERS

     For information regarding the Executive Officers of the Company. See "Election of Directors." Pursuant to the Company's Bylaws, the officers serve at the discretion of the Board and may be removed, with or without cause, at any time.


                             EMPLOYMENT AGREEMENTS

     The Company has entered into an Employment Agreement dated and effective as of June 5, 1997 which was subsequently amended in 1998, with Mr. B. A. Berilgen (the "Berilgen Agreement"). Pursuant to the Berilgen Agreement, Mr. Berilgen has been retained as President and Chief Executive Officer of the Company for a term ending December 31, 1999, which may be extended on an annual basis unless terminated by either party. Pursuant to the Berilgen Agreement, Mr. Berilgen receives a base salary of $190,000 per annum subject to the Compensation Committee's annual review, and annual discretionary bonuses. As a result of the Berilgen Agreement, Mr. Berilgen was granted options to acquire 175,000 shares of the Company's Common Stock at an option exercise price of $2.50 per share. The Berilgen Agreement can be terminated at any time by the Company, but if terminated for any reason other than for "cause," the Company is obligated to pay the full amount that Mr. Berilgen is entitled to under the Berilgen Agreement with a minimum of one-year's base salary as severance. Mr. Berilgen would also be entitled to receive such payments upon a change of control which, without his consent, results in a significant diminishment in the nature of Mr. Berilgen's employment.

          Larry H. Carpenter, former President and Chief Executive Officer of TGX, entered into an employment agreement (the "Carpenter Employment Agreement") with the Company on April 1, 1995, covering a period of two years ending March 31, 1997. Mr. Carpenter received compensation of $225,000 per annum, plus discretionary bonuses as determined by the Board of Directors. In addition, Mr. Carpenter received 200,000 shares of TGX's Senior Preferred Stock (equal to 100,000 shares of Sheridan Common Stock) which vested over the term of the Employment Agreement. On February 10, 1997, Mr. Carpenter resigned. Pursuant to a Settlement Agreement, entered into between TGX and Mr. Carpenter, Mr. Carpenter forfeited 100,000 shares of TGX's Preferred Stock (equal to 50,000 shares of Sheridan Common Stock) which would have become non-forfeitable on April 1, 1997, released TGX and others from all liabilities and agreed that he would not acquire or attempt to acquire or help others to acquire any stock in the Company for a period of three years. In consideration for these agreements, Mr. Carpenter was paid $225,000 plus accrued vacation and released from all liabilities arising from his employment.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation of the Chief Executive Officer of the Company (and TGX), and of the Company's most highly compensated executive officers (other than the CEO) whose total annual salary and bonus exceeded $100,000, for each of the Company's fiscal years ending December 31, 1997, 1996 and December 31, 1995. No other officers earned in excess of $100,000.

                                  SUMMARY COMPENSATION TABLE

                                                                        Long Term
                                      Annual Compensation          Compensation Awards
                                 -----------------------------  --------------------------
                                                                 Restricted    Securities
                                                                    Stock      Underlying         All
        Name and                                                   Awards       Options/         Other
   Principal Position      Year  Salary($)/(1)/  Bonus($)/(2)/       (#)         SARs(#)    Compensation ($)
-------------------------  ----  --------------  -------------  -------------  -----------  ----------------
Larry H. Carpenter/(3)/    1997         269,000             --            --            --            20,000
President & CEO            1996         225,000         50,000            --            --               -0-
                           1995         209,000        125,000/(4)/  200,000/(5)/       --               -0-

B. A. Berilgen/(6)/        1997          98,000         50,000            --       175,000                --
President and CEO

Michael A. Gerlich/(7)/    1997         121,000         30,000/(3)/       --        60,000             3,000/(7)/
Vice-President & CFO       1996         120,000         12,000/(3)/       --            --             3,000/(7)/
                           1995         107,000         10,000/(3)/   15,000            --                --

Jon W. Wright, Jr.         1997         101,000/(8)/    16,000/(3)/       --         3,000                --
Secretary

_____________
(1) Includes perquisites and other benefits, unless the aggregate amount of such does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. See "Employment Agreements."

(2) Bonus was granted for year shown and paid in January following the year of grant.

(3) Mr. Carpenter resigned on February 10, 1997. Upon resignation, Mr. Carpenter forfeited 100,000 shares of TGX Senior Preferred Stock (equal to 50,000 shares of Common Stock). The $20,000 "All Other Compensation" represents estimated compensation value recognized by Mr. Carpenter related to restricted stock awards upon vesting of unforfeited shares.

(4) Of the bonus amount shown for Mr. Carpenter, $75,000 was granted in regards to 1994 accomplishments and paid in 1995. The remaining $50,000 is for 1995 accomplishments and was paid in January 1996.

(5) Such award of 200,000 shares of TGX Senior Preferred Stock was subject to forfeiture. In February 1997 Mr. Carpenter resigned as CEO and forfeited 100,000 shares of TGX Senior Preferred Stock (equal to 50,000 shares of Common Stock). See "Employment Agreements."

(6)  Mr. Berilgen was hired effective June 5, 1997.

(7) Mr. Gerlich acted as interim President from April 1997 to June 1997. Mr. Gerlich was awarded 30,000 shares of TGX Senior Preferred Stock (equal to 15,000 shares of Common Stock) in 1995 which was subject to forfeiture.
     The forfeiture provisions have lapsed. The $3,000 of "All Other Compensation" represents estimated compensation value recognized related to restricted stock awards upon vesting.

(8)  Includes $4,500 paid in 1997 as a bonus for 1996 accomplishments.

                       STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth information concerning individual grants of stock options under the 1997 Flexible Incentive Plan to each of the Executive Officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants/(1)/
                      ---------------------------------------------------------
                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                        % of Total                               Annual Rates of Stock
                         Number of       Options                                 Price Appreciation for
                        Securities      Granted to      Exercise                    Option Term/(2)/
                        Underlying     Employees in      Price        Expiration  ---------------------
        Name          Options Granted   Fiscal Year   Per Share/(3)/     Date        5%         10%
--------------------  ---------------  ------------  --------------  ----------   ---------   ---------
B. A. Berilgen......     175,000/(4)/          57.6           $2.50    06/26/07    $274,750    $698,250
Michael A. Gerlich..      60,000/(4)/          19.7           $2.50    06/26/07    $ 94,200    $239,400
Jon W. Wright, Jr...       3,000/(5)/            *            $2.56    09/25/07    $  4,830    $ 12,240

------------------------------
*  Less than one percent
(1) No options granted by the Company were exercised in the fiscal year ending December 31, 1997.
(2) The Company does not believe that the value estimated herein, or any other model, will necessarily be indicative of the values to be realized by an executive.
(3)  The exercise price may be paid in cash or in shares of Common Stock.
(4) Such options become exercisable at the rate of 33-1/3% per year on each of the first three anniversaries of the date of grant, provided that the officer remains employed by the Company.
(5) Such options become exercisable at the rate of 25% per year on each of the first four anniversaries of the date of grant, provided that the officer remains employed by the Company.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END VALUES

     The following table sets forth information concerning each exercise of stock options during the last completed fiscal year by each of the Executive Officers named in the Summary Compensation Table and the fiscal year end value of unexercised options.

                                                       Number of Securities
                                                      Underlying Unexercised      Value of Unexercised
                                                            Options at           In-the-Money Options at
                         Shares                          December 31, 1997      December 31, 1997 ($)/(1)/
                      Acquired on   Value Realized   -------------------------  --------------------------
        Name          Exercise (#)        ($)        Exercisable/Unexercisable  Exercisable/Unexercisable
--------------------  ------------  ---------------  -------------------------  --------------------------
B. A. Berilgen                  0        N/A               0     175,000               N/A / $175,000
Michael A. Gerlich              0        N/A               0      60,000               N/A /   60,000
Jon W. Wright, Jr.              0        N/A               0       3,000               N/A /    2,820

-----------------------------
(1) Based on a closing stock price on the Nasdaq Small-Cap Market of $3.50 per share on December 31, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No non-employee director is or has been an officer or employee of the Company or had any relationship requiring disclosure pursuant to Item 404 of the SEC Regulation S-K. No executive officer of Sheridan served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, any of whose executive officers served on the Sheridan Compensation Committee. No executive officer of Sheridan served as a director of another corporation, one of whose executive officers served on the Sheridan Compensation Committee. No executive officer of Sheridan served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of Sheridan.


REPORT ON EXECUTIVE COMPENSATION

     We are pleased to present this report to stockholders on executive compensation. This report summarizes the responsibilities of certain of the Company's non-employee directors who act as a Compensation Committee (the "Committee") although the Company has not formally established such a Committee. In establishing the compensation policy and objectives that guide the development and administration of the executive compensation program, and the basis on which the compensation for the Chief Executive Officer, corporate officers and other key executives was determined for the fiscal year ended December 31, 1997.

     During the fiscal year, the Committee was comprised of the following Board members, all of whom were non-employee directors of the Company: Jonathan P. Carroll, Jeffrey E. Susskind, and David H. Scheiber. The Committee's responsibilities are to oversee the development and administration of the compensation program for corporate officers and subsidiary presidents, and administer the executive incentive and stock option plans. During fiscal year 1997, the Committee also reviewed market compensation trends for outside directors.

     The objective of the executive compensation program is to create strong financial incentive for corporate officers and managers to increase profits and grow revenues. The following objectives guide the Committee in its deliberations:

     . Provide a competitive compensation program that enables the Company to attract and retain key executives and Board members.

     . Assure a strong relationship between the performance results of the Company and the total compensation received.

     .    Balance both annual and longer performance objectives of the Company.

     . Encourage executives to acquire and retain meaningful levels of equity ownership in the Company.

     . Work closely with the Chief Executive Officer to assure that the compensation program supports the management style and culture of the Company.

     In addition to normal employee benefits, the executive total compensation program includes base salary, annual cash bonus compensation, and longer term stock based grants and awards.

     Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit, with certain exceptions, on the deductibility of compensation paid to each of the five highest paid executives. In particular, compensation that is determined to be "performance based" is exempt from this limitation. To be "performance based," incentive payments must use predetermined objective standards, limit the use of discretion in making awards, and be certified by the Compensation Committee made up of "outside directors." While the Committee intends to comply with the provisions of Section 162(m) with respect to the longer term stock based incentives, it believes that the use of discretion in evaluating the individual contributions of corporate management is appropriate. As such, the Committee has taken no action to comply with Section 162(m) with respect to annual incentive payments. It is not anticipated that any executive will receive compensation in excess of this limit during 1998. The Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

     Primary market comparisons are made to a broad group of oil and gas companies adjusted for size and job responsibilities.

     The base salary objective of the Committee is to target the median of the primary comparison group for corporate officers. Salary adjustments are based on an individual's experience, background performance during the year, the general movement of salaries in the marketplace and the Company's financial position. Similar criteria are used to determine discretionary bonuses.

     Stock ownership is encouraged through the use of stock option grants which are made on a periodic basis.

     The Chief Executive Officer participates in the executive compensation program described in this report.

     In establishing the total compensation program for Mr. Berilgen, the Committee assessed the pay levels for CEOs in similar companies in the oil and gas industry, Mr. Berilgen's efforts in seeking out growth opportunities for the Company and controlling costs, and other relevant factors. The Committee also took into consideration the necessity to retain a qualified CEO after the resignation of Mr. Carpenter in 1997.

                              Respectfully submitted,


                              Jonathan P. Carroll
                              Jeffrey E. Susskind
                              David H. Scheiber

                   MANAGEMENT RELATIONSHIPS AND TRANSACTIONS

     As set forth above, during 1997, the Company entered into a series of agreements with ECT and Jeffrey E. Susskind, Chairman of the Board on behalf of The Susskind Family Trust ("Susskind"), entered into further agreements with ECT. Pursuant to the Company's agreements with ECT, in connection with the acquisition of producing and non-producing oil and gas properties acquired from Pioneer Natural Resources USA, Inc., ECT acquired 100% of the Company's outstanding Preferred Stock in consideration for a payment of $10,000,000, and further acquired 1,600,000 shares of Common Stock of the Company for a further and additional payment of $10,000,000. The Preferred Stock has a cumulative dividend which, if paid in cash, is in the amount of 12% per annum. However, the Company has the option to pay such dividend with additional shares of Preferred Stock. In such event, the Preferred Stock bears a dividend rate of 13.5% per annum. Shares of Preferred Stock are entitled to a liquidation preference of $10 per share plus accrued, unpaid dividends, before any distribution to holders of Common Stock on dissolution of the Company. The Preferred Stock is fully redeemable before December 15, 1998, at a premium of 105% decreasing to 100% after December 15, 2001. The Preferred Stock must be redeemed on or before December 15, 2002. In addition, upon certain defined defaults by the Company, including failure to name two directors to the Company's Board of Directors after the request of ECT or failure to pay the appropriate dividend, the Preferred Stock is immediately redeemable. In addition, at such time, the holders of the Preferred Stock will have right to elect a majority of the Board of Directors. In connection with the issuance of the Preferred and Common Stock to ECT, ECT agreed that, except in limited circumstances or with the Company's permission, it would not acquire any additional shares of the Company's Common Stock for a period of two years. In addition, ECT, the Company and Susskind agreed that Susskind would vote its shares in favor of the ECT nominees and, conversely, ECT would vote its shares in favor of Susskind's nominees to the Board. In connection with the transaction, ECT was granted certain registration rights including certain demand and piggy-back registration rights. ECT's demand registration rights do not become effective until the first anniversary of the agreement, and all registration rights terminate when ECT's Common Stock ownership is reduced below 2% of the Company's outstanding shares.

     On December 31, 1997, in connection with the Company's acquisition of certain assets from Grand Gulf L.L.C. and JEDI Hydrocarbon Investments I Limited Partnership, JEDI and JEDI I, each an affiliate of ECT, collectively acquired an additional 850,000 shares of the Company's Common Stock and Warrants to acquire an additional 150,000 shares of Common Stock. In connection with this transaction, JEDI and JEDI I received similar registration rights as ECT and also agreed to be bound by the ECT obligation on voting and on acquiring additional Common Stock of the Company.

     On June 12, 1997, TGX Corporation merged with and into the Company. As a result of such merger, TGX Shareholders owning Series A Senior Preferred Stock were entitled to receive .5 shares of Sheridan Common Stock for each share of TGX Series A Senior Preferred Stock they held on the date of the merger. As of such date, Susskind held 1,778,002 shares of Series A Senior Preferred Stock. In connection with the merger, all other preferred stockholders and common stockholders of TGX received no shares of Sheridan and, as a result, their interest in the assets of TGX was cancelled and they received no ongoing interest in the Company. Mr. Susskind may be deemed to have had a conflict of interest in recommending to the Stockholders of TGX that the merger be consummated.

              PROPOSAL (2)--SHERIDAN 1998 FLEXIBLE INCENTIVE PLAN

GENERAL

     The Board of Directors approved the 1998 Flexible Incentive Plan to become effective on May 21, 1998, subject to the approval of the Stockholders of the Company at the Annual Meeting. A copy of the Flexible Incentive Plan is attached hereto as Appendix "A". The description of the Flexible Incentive Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Appendix "A", which contains the complete text of the Flexible Incentive Plan.

     At the Special Meeting of Stockholders held in connection with the merger of TGX and Sheridan, the Sheridan Stockholders approved and adopted the 1997 Flexible Incentive Plan. Pursuant to that plan, 450,000 shares of Common Stock were reserved for issuance upon exercise of options granted by the Company's Board or stock option committee. Since the adoption of the 1997 Flexible Incentive Plan, the Board has granted options to acquire up to 348,000 shares of Common Stock at prices ranging from $2.50 to $3.75. Of such amount, none are currently exercisable. The Board of Directors believes that the adoption of the 1998 Flexible Incentive Plan will continue to provide the benefits achieved by the 1997 Flexible Incentive Plan.

     The purposes of the Flexible Incentive Plan are to enable Sheridan to attract, motivate and retain highly talented officers, employees, non-employee directors and consultants by enabling Sheridan to make awards that recognize the creation of long-term value for Sheridan's stockholders and promote the continued growth and success of Sheridan. To accomplish this purpose, the Flexible Incentive Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights or any combination thereof.

AVAILABLE SHARES

     The aggregate number of shares of Common Stock which may be issued under the Flexible Incentive Plan (or with respect to which awards may be granted) shall not exceed 250,000 shares. Shares issued under the Flexible Incentive Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of Sheridan. Any shares of Common Stock subject to a stock option or stock appreciation right that are not issued before the expiration of such awards, or any restricted stock or performance shares that are forfeited, will again be available for award under the Flexible Incentive Plan. If shares of Common Stock are delivered to Sheridan in payment of the exercise price with respect to any stock option granted under the Flexible Incentive Plan, the number of shares available for future awards under the Flexible Incentive Plan will be reduced only by the net number of shares issued.

PERSONS ELIGIBLE TO PARTICIPATE

     Eligibility for participation in the Flexible Incentive Plan is confined to employees, non-employee directors and consultants of Sheridan and its subsidiaries, as determined by the Compensation Committee (the "Committee") in its sole discretion.

ADMINISTRATION

     The Committee will administer the Flexible Incentive Plan and has broad powers under the Flexible Incentive Plan to, among other things, administer and interpret the Flexible Incentive Plan, establish guidelines for the Flexible Incentive Plan's operation, select persons to whom awards are to be made under the Flexible Incentive Plan, determine the types, sizes and combinations of awards to be granted under the Flexible Incentive Plan and determine other terms and conditions of an award. In addition, except as set forth below under "Amendment and Termination," the Committee also has the power to modify or waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The Committee may also determine whether, and to what extent and under what conditions to provide loans to eligible participants to purchase Common Stock under the Flexible Incentive Plan. In addition, the Committee has the power to modify the terms of existing awards, including, in the case of stock options, the exercise price thereof.

TYPES OF AWARDS

     The Flexible Incentive Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, either in tandem with stock options or freestanding; (3) restricted stock awards; (4) performance shares; (5) performance units; (6) dividend equivalent rights; and (7) other stock-based awards. Each of these types of awards is discussed in more detail below. Awards may be granted singly, in combination or in tandem, as determined by the Committee. The specific amount of awards to be received by or allocated to the officers or employees or any other participant under the Flexible Incentive Plan is in the discretion of the Committee and is therefore not determinable for future periods.

     Stock Options. Under the Flexible Incentive Plan, the Committee may grant awards in the form of options to purchase shares of the Common Stock. Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which, for incentive stock options, shall not exceed ten years), the exercise price per share of stock subject to the option (which, for incentive stock options, must be not less than the fair market value of the Common Stock at the time of grant), the vesting schedule (if any) and the other material terms of the option. Any option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Non-qualified stock options may have an exercise price that is less than fair market value (but not less than the par value of the Common Stock).

     The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant, in shares of stock awarded under the Plan, including restricted stock, by a reduction in the number of shares of Common Stock issuable upon the exercise of the option or by other consideration. The Committee may offer to buy an option previously granted on such terms and conditions as the Committee shall establish. Options may, at the discretion of the Committee, provide for "reloads," whereby a new option is granted for the same number of shares as the number of shares of Common Stock or restricted stock used by the participant to pay the option price upon exercise.

     Unless the Committee determines otherwise at the time of grant, the Flexible Incentive Plan provides that upon termination of employment by reason of death or disability, stock options, to the extent vested, will be exercisable for one year or until the end of the option term, whichever is shorter. Unless the Committee determines otherwise at the time of grant or thereafter, the Flexible Incentive Plan provides that upon termination of employment for any reason other than death or disability, stock options, to the extent vested, will be exercisable for three months, or until the end of the option term, whichever is shorter.

     Stock Appreciation Rights ("SARs"). The Flexible Incentive Plan authorizes the Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be a percentage designated by the Committee of the per share fair market value of the Common Stock on the date of grant (or any other date chosen by the Committee) in the case of a Non-Tandem SAR.

     A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the stock option. A Tandem SAR generally may be exercised only at the times and to the extent the related stock option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related stock option.

     A Non-Tandem SAR will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term of no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination in certain circumstances, in the same manner as discussed above in the case of stock options.

     The Committee is also authorized to grant "limited SARs," either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of a "Change in Control" (as defined in the Flexible Incentive Plan) or such other event as the Committee may designate at the time of grant or thereafter.

     Restricted Stock Awards. The Flexible Incentive Plan authorizes the Committee to grant awards in the form of restricted shares of Common Stock. These awards may be in such amounts and subject to such terms and conditions as the Committee may determine, including without limitation, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including whether non-vested shares are forfeited or vested upon termination of employment). The Committee may award performance-based shares of restricted stock by conditioning the grant, vesting or the release, expiration or lapse of restrictions of such restricted stock, or the acceleration of any of such conditions, upon the attainment of specified performance goals or such other factors as the Committee may determine.

     Performance Shares. The Flexible Incentive Plan permits the granting of "performance shares," consisting of the right to receive Common Stock, restricted stock or cash of an equivalent value, as the Committee may determine, at the end of a specified performance period established by the Committee. These awards may be in such number of shares and subject to such additional terms and conditions as the Committee may determine, including without limitation, the criteria to be used to determine the vesting of performance shares and whether performance shares are forfeited or vest upon termination of employment during the performance period. The Committee may condition the grant of performance shares upon the attainment of specified performance goals, such as the Company's achievement of certain earnings levels or the Company's performance (or the performance of its stock) measured against the performance of its competition, or such other facts as the Committee may determine.

     Performance Units. The Flexible Incentive Plan permits the granting of "performance units," consisting of the right to receive a fixed dollar amount payable in cash, Common Stock or restricted stock, or any combination thereof, as the Committee may determine, at the end of a performance cycle established by the Committee. Except for the fact that the award is denominated in dollars rather than shares, the provisions of the Flexible Incentive Plan regarding performance units are substantially similar to those regarding performance shares, as described above.

     Dividend Equivalent Rights. The Committee may in its discretion provide that any stock option, restricted stock, performance shares or units or other stock-based awards under the Flexible Incentive Plan may earn dividend equivalent rights. In respect of any such award which is outstanding on a dividend record date for Common Stock, the Committee may credit a participant with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such award if such covered shares had been issued and outstanding on such dividend record date. The rules and procedures governing the crediting of dividend equivalent rights, including the timing, form of payment and payment contingencies thereof, shall be established by the Committee.

     Other Stock-Based Awards. The Flexible Incentive Plan also permits other awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in cash or Common Stock, or otherwise based on Common Stock. The terms and conditions of any such awards will be determined by the Committee, including without limitation, the price, if any, and the vesting schedule, if any. The Committee may provide for the grant of Common Stock under such an award upon the completion of a specified performance period.

PAYMENT FOR AWARDS

     The purchase price of any shares of Common Stock purchased pursuant to the exercise of an award granted under the Flexible Incentive Plan shall be payable in full on the exercise date in cash, by check, by surrender to Sheridan of shares of Common Stock of Sheridan registered in the name of the participant, by delivery to Sheridan of such other lawful consideration as the Committee may determine or by a combination of the foregoing. Any such shares so surrendered shall be deemed to have a value per share equal to the fair market value of a share of Common Stock on such date.

AMENDMENT AND TERMINATION

     The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Flexible Incentive Plan or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the Flexible Incentive Plan, the rights of a participant with respect to options or other awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participants; and, provided further, that without the approval of the stockholders of Sheridan, no amendment may be made which would materially increase the aggregate number of shares of Common Stock that may be issued under the Flexible Incentive Plan; materially change the definition of employees eligible to receive awards under the Flexible Incentive Plan; decrease the minimum option price permitted under the Flexible Incentive Plan; or increase the ten-year maximum option term permitted under the Plan.

     No award or grant may be made under the Flexible Incentive Plan on or after September 1, 2006 (the tenth anniversary of the effective date of the Plan).

     The Flexible Incentive Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

     The Committee has not designated any persons to receive any awards under the Flexible Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1998 FLEXIBLE INCENTIVE PLAN. YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 OTHER MATTERS

     As of the date of this statement, the Board has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors and the proposed merger of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the matter.


                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP has been selected to serve as independent accountants of the Company for the fiscal year ending December 31, 1998, and also served as the independent accountants of the Company for the fiscal years ended December 31, 1996 and 1997. Representatives of such firm are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                            STOCKHOLDER'S PROPOSALS

     Proposals of stockholders to be presented at the Annual Meeting of Stockholders to be held in 1999 must be received at the office of the Secretary of the Company no later than December 15, 1998 in order to be included in the applicable proxy statement and form of proxy relating to that meeting.


                              By Order of the Board of Directors



                              Jon W. Wright, Jr.
                              Secretary

Houston, Texas
April 15, 1998

                             SHERIDAN ENERGY, INC.
                          1998 FLEXIBLE INCENTIVE PLAN

                      ____________________________________


     SECTION 1.  PURPOSE OF THIS PLAN

     The purposes of the Sheridan Energy, Inc. 1998 Flexible Incentive Plan are to (i) promote the interests of Sheridan Energy, Inc. (the "Company") and its shareholders by enabling the Company and each of its Subsidiaries (as hereinafter defined) to (A) attract, motivate and retain their respective employees and non-employee Directors (as hereinafter defined) by offering such employees and non-employee Directors performance-based stock incentives and other equity interests in the Company and other incentive awards and (B) compensate Consultants (as hereinafter defined) by offering such Consultants performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the shareholders of the Company and (ii) promote the Company's long-term growth and success. To achieve these purposes, eligible Persons may receive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Dividend Equivalent Rights and any other Awards (as such terms are hereinafter defined), or any combination thereof.

     SECTION 2.  DEFINITIONS

     As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

          2.1 "Award" shall mean the grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Performance Award, a Dividend Equivalent Right or any other grant of incentive compensation pursuant to this Plan.

          2.2 "Award Period" shall have the meaning set forth in Subsection 172 of this Plan.

          2.3 "Book Value" shall mean the excess of the value of the assets of an entity over the liabilities of such entity (determined in accordance with United States generally accepted accounting principles, consistently applied).

          2.4 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

          2.5 "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

               (a) The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Committee or the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty (30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity during physical or mental illness);

               (b) The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within thirty (30) days after being notified in writing of such Participant's failure by the Board;

               (c) The Participant's conviction of a felony; or

               (d) A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

          2.6 "Change in Control" shall mean, after the Effective Date, (i) the occurrence of an event of a nature that would be required to be reported by the Company in response to Item 1 of a Current Report on Form 8-K (or any successor to such form), whether or not the Company is, in fact, required to report on such form, promulgated pursuant to the Exchange Act; provided, without limitation, such a Change in Control shall be deemed to have occurred if (a) any Person or Group (other than (A) the Company, (B) a wholly-owned Subsidiary, (C) any employee benefit plan (including, without limitation, an employee stock ownership plan) adopted by the Company or any wholly-owned Subsidiary or (D) any trustee or other fiduciary holding securities under any employee benefit plan adopted by the Company or any Subsidiary), becomes the "beneficial owner" (as defined in Rule 13d-3 (or any successor to such rule) promulgated under the Exchange Act), directly or indirectly, of securities of the Company or any Material Subsidiary representing fifty percent (50%) or more of the combined voting power of the Company's or such Material Subsidiary's then outstanding securities or
     (b) during any period of twenty-four (24) months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved; (ii) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction or (iii) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

          2.7 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

          2.8 "Committee" shall mean the Stock Option and Compensation Committee of the Board as such Stock Option and Compensation Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to "Non-Employee Directors" (as that term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act) who are also "outside directors," as required pursuant to
     Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder; and provided further, the Committee will consist of not less than two (2) Directors. All members of the Committee will serve at the pleasure of the Board.

          2.9 "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company.

          2.10 "Company" shall have the meaning set forth in Section 1 of this Plan.

          2.11 "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services.

          2.12 "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Subsection 13..(a)), merger, consolidation or conversion involving the Company or any exchange of securities involving the Common Stock (other than a transaction contemplated by Subsection 13..(a)).

          2.13 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee or the Board, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

          2.14  "Director" shall mean any member of the Board.

          2.15 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Committee or the Board.

          2.16 "Dividend Equivalent Right" shall mean the right of the holder thereof to receive payments based on the cash dividends that would have been paid on the number of Shares specified in an Award granting Dividend Equivalent Rights if the number of Shares subject to such Award were held by such holder on the record date for determining shareholders to whom dividends are payable.

          2.17  "Effective Date" shall mean May 21, 1998.

          2.18 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

          2.19 "Fair Market Value" shall mean with respect to the Shares, as of any date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the composite tape, as published in the Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date or, if there is no trading in Shares on such date, then the closing price of the Common Stock as quoted on such composite tape on the next preceding date on which there was trading in such Shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, then the closing price of the Common Stock as quoted on the National Market System of the NASD; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD, the mean between the bid and asked price for the Common Stock on such date, as furnished by the NASD through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange or the National Market System of the NASD and if bid and asked prices for the Common Stock are not so furnished by the NASD or a similar organization, the value established by the Board. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          2.20 "Group" shall have the meaning ascribed to such term in Section 13(d) of the Exchange Act.

          2.21 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

          2.22 "Limited Stock Appreciation Rights" shall have the meaning set forth in Subsection 7.4 of this Plan.

          2.23 "Material Subsidiary" shall mean any Subsidiary of which the Book Value or fair market value (whichever is greater) constitutes fifty percent (50%) or more of the Book Value of the Company. The fair market value of a Subsidiary will be determined in good faith by the Board.

          2.24 "Named Executive Officer" shall have the meaning set forth in Subsection 171 of this Plan.

          2.25 "NASD" shall mean the National Association of Securities Dealers, Inc.

          2.26 "Non-Qualified Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option) but which does not (for whatever reason) qualify as an Incentive Stock Option.

          2.27 "Non-Share Method" shall have the meaning set forth in Subsection 6.6 of this Plan.

          2.28 "Non-Tandem Stock Appreciation Right" shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a Stock Option.

          2.29 "Optionee" shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

          2.30 "Participant" shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

          2.31 "Performance Award" shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee or Board may determine, at the end of a specified performance period established by the Committee or Board and may include, without limitation, Performance Shares or Performance Units.

          2.32 "Performance Shares" shall have the meaning set forth in Subsection 9.1 of this Plan.

          2.33 "Performance Units" shall have the meaning set forth in Subsection 9.1 of this Plan.

          2.34 "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides (i) in connection with a Stock Option, that subsequent to the consummation of the Corporate Transaction (A) the exercise price of such Stock Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the nature and amount of consideration to be received upon exercise of the Stock Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, (ii) in connection with a Stock Appreciation Right, that subsequent to the consummation of the Corporate Transaction (A) the base price of such Stock Appreciation Right will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (B) the benefits to be received by the holder of such Stock Appreciation Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction, and (iii) in connection with a Dividend Equivalent Right, that subsequent to the consummation of the Corporate Transaction the benefits to be received by the holder of such Dividend Equivalent Right will be measured based upon the nature and amount of consideration received (on a per share basis) by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

          2.35 "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

          2.36 "Plan" shall mean this Sheridan Energy, Inc. Flexible Incentive Plan as it may be amended from time to time.

          2.37 "Reload Option" shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

          2.38 "Reorganization" shall mean any stock split, stock dividend, reverse stock split, combination of Shares or any other similar increase or decrease in the number of Shares issued and outstanding.

          2.39 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture.

          2.40 "Retirement" shall mean termination of employment of an employee of the Company or any Subsidiary, other than discharge for Cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any Subsidiary in which such employee participates.

          2.41 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

          2.42 "Share Retention Method" shall have the meaning set forth in Subsection 6.6(c) of this Plan.

          2.43 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

          2.44 "Stock Appreciation Right" shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Stock Appreciation Right). A Stock Appreciation Right may be a Tandem Stock Appreciation Right, Non-Tandem Stock Appreciation Right or Limited Stock Appreciation Right.

          2.45 "Stock Option" shall mean any Incentive Stock Option or Non-Qualified Stock Option.

          2.46 "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

          2.47 "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right granted in connection with an Award which is a Stock Option.

          2.48 "Transactional Consideration" shall have the meaning set forth in Subsection 13..(b) of this Plan.

     SECTION 3.  ADMINISTRATION OF THIS PLAN

          3.1 Committee/Board. This Plan shall be administered and interpreted by the Committee and/or the Board.

          3.2 Awards. (a) Subject to the provisions of this Plan and directions from the Board, the Committee is authorized to:

               (i) determine the Persons to whom Awards are to be granted;

               (ii) determine the types and combinations of Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

               (iii)  interpret the provisions of this Plan;

               (iv) prescribe, amend and rescind rules and regulations relating to this Plan;

               (v) determine whether, to what extent and under what circumstances to provide loans from the Company to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;

               (vi) rely upon employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

               (vii) accelerate or defer (with the consent of the Participant) the vesting of any rights pursuant to an Award; and

               (viii) make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

          (b) Without limiting the Board's right to amend this Plan pursuant to
     Section 14, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate.

          3.3 Procedures. (a) Proceedings by the Board with respect to this Plan will be conducted in accordance with the articles of incorporation and bylaws of the Company.

          (b) A majority of the Committee members shall constitute a quorum for action by the Committee. All determinations of the Committee shall be made by not less than a majority of its members.

          (c) All questions of interpretation and application of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee or the Board, whose decision will be final, conclusive and binding upon the Company and each other affected party.

     SECTION 4.  SHARES SUBJECT TO PLAN

          4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 250,000 unless increased or decreased by reason of changes in the capitalization of the Company as hereinafter provided or by amendment of this Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

          4.2 Changes. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a Stock Option granted in tandem with a Stock Appreciation Right that is settled by a cash payment, such Shares may again be made the subject of an Award granted pursuant to this Plan. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

     SECTION 5.  ELIGIBILITY

     Eligibility for participation in this Plan shall be confined to those individuals who are employed by the Company or a Subsidiary and such Consultants and non-employee Directors as may be designated by the Committee or the Board. In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee or the Board shall consider the position and responsibilities of the Person, the importance of the Person to the Company, the duties of the Person, the past, present and potential contributions of the Person to the growth and success of the Company and such other factors as the Committee or the Board may deem relevant in connection with accomplishing the purposes of this Plan.

     SECTION 6.  STOCK OPTIONS

          6.1 Grants. The Committee or the Board may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee or the Board. The Committee or the Board shall specify whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award; provided, however only employees of the Company or a Subsidiary may be granted Incentive Stock Options. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the shareholders of the Company to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Non-Qualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Company, in such form as the Committee or the Board may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee or the Board may agree to modify an option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Non-Qualified Stock Option. The Committee or the Board may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or a Subsidiary for a stated period or periods of time.

          6.2  Incentive Stock Options Limitations.

               (a) In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Company or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

               (b) The option exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

               (c) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

               (d) In no event shall any individual be granted an Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).

               (e) To the extent shareholder approval of this Plan is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

               (f) No Incentive Stock Option shall be granted to any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Subsidiary unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

          6.3 Option Term. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee or the Board; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant.

          6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term and, in connection with options granted to employees of the Company or its Subsidiaries, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of such Stock Option, employed by the Company or a Subsidiary, except that:

               (a) A Stock Option may, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, be exercised during the three-month period immediately following the date the Optionee ceases (for any reason other than death, Disability or termination for Cause) to be an employee of the Company or a Subsidiary (or within such other period as may be specified in the applicable option agreement), provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Non-Qualified Stock Option;

               (b) If the Optionee dies while in the employ of the Company or a Subsidiary, or within three months after the Optionee ceases (for any reason other than termination for Cause) to be such an employee (or within such other period as may be specified in the applicable option agreement), a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the one year period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option;

               (c) If the Optionee ceases to be an employee of the Company or a Subsidiary by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee ceases to be an employee of the Company or a Subsidiary, may be exercised during the one year period immediately following the date on which the Disability is determined to exist (or within such other period as may be specified in the applicable option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the option agreement provides for a longer exercise period, the exercise of such Stock Option after such one-year period shall be treated as the exercise of a Non-Qualified Stock Option; and

               (d) If the Optionee's employment is terminated for Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable.

     Nothing contained in this Subsection 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been cancelled, terminated or surrendered. Stock Options granted under this Plan to Consultants or non-employee Directors will contain such terms and conditions with respect to the death or disability of a Consultant or non-employee Director or termination of a Consultant's or non-employee Director's relationship with the Company as the Committee or the Board deems necessary or appropriate. Such terms and conditions will be set forth in the option agreements evidencing the grant of such Stock Options.

          6.5  Vesting of Stock Options.

               (a) Each Stock Option granted pursuant to this Plan may only be exercised to the extent that the Optionee is vested in such Stock Option. Each Stock Option shall vest separately in accordance with the option vesting schedule determined by the Committee or the Board, which will be incorporated in the option agreement entered into between the Company and such Optionee. The option vesting schedule may be accelerated if, in the sole discretion of the Committee or the Board, the acceleration of the option vesting schedule would be in the best interests the Company.

               (b) In the event of the dissolution or liquidation of the Company, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee or Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee. During such period all Stock Options which have not previously been terminated, exercised or surrendered will (subject to the provisions of Subsections 6.3 and 6.4) fully vest and become exercisable, notwithstanding the vesting schedule set forth in the option agreement evidencing the grant of such Stock Option. Upon the date fixed by the Committee or the Board, any unexercised Stock Options shall terminate and be of no further effect.

               (c) Upon the occurrence of a Change in Control, all Stock Options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable.

          6.6  Manner of Exercise of Stock Options.

               (a) Except as otherwise provided in this Plan, Stock Options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Company. The purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                    (i) in cash (including check, bank draft or money order); or

                    (ii) by other consideration deemed acceptable by the
               Committee or the Board in its sole discretion.

               (b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by the Optionee in full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee or the Board may, in its sole discretion, authorize the grant of a new Stock Option (a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Company in payment of the option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

               (c) The amount, as determined by the Committee or the Board, of any federal, state or local tax required to be withheld by the Company due to the exercise of a Stock Option shall, subject to the authorization of the Committee or the Board, be satisfied, at the election of the Optionee, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash or other consideration acceptable to the Committee or the Board in its sole discretion (the "Non-Share Method") or (b) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee or the Board may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Optionee arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Subsection 6.6(b). The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities.

     (d) An Optionee shall not have any of the rights of a shareholder of the Company with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

     SECTION 7.  STOCK APPRECIATION RIGHTS

          7.1 Grants. The Committee or the Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee or the Board shall impose. The grant of the Stock Appreciation Right may provide that the holder will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Committee or the Board. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related Stock Option, or (b) in the case of a Non-Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee or the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

          7.2 Exercisability. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination of the related Incentive Stock Option, (iii) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and cancelled from the related Stock Option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

          7.3 Certain Limitations on Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the

     Board may determine. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan.

          7.4 Limited Stock Appreciation Rights. The Committee and the Board may grant "Limited Stock Appreciation Rights," either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights will become exercisable only upon the occurrence of a Change in Control or such other event as the Committee or the Board may designate at the time of grant or thereafter.

     SECTION 8.  RESTRICTED STOCK

          8.1 Grants. The Committee or the Board may grant Awards of Restricted Stock to any Consultant, non-employee Director or employee of the Company or a Subsidiary for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee or the Board, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee or the Board may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee or the Board may determine. The Committee or the Board shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Company. Each Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in the grant agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.56.5 of this Plan.

          8.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee or the Board, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

     SECTION 9.  PERFORMANCE AWARDS

          9.1 Grants. A Performance Award may consist of either or both, as the Committee or the Board may determine, of (i) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee or the Board may determine ("Performance Shares"), or (ii) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee or the Board may determine ("Performance Units"). The Committee or the Board may grant Performance Awards to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee or the Board. If the Committee or the Board determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee or the Board deems satisfactory, the Committee or the Board may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.46.4 and 6.5 of this Plan.

          9.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee or the Board, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee or the Board believes to be relevant or the Company's performance or the performance of the Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Committee or the Board. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee or the Board in its sole discretion.

     SECTION 10.  DIVIDEND EQUIVALENT RIGHTS

     The Committee or the Board may grant a Dividend Equivalent Right to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary, either as a component of another Award or as a separate Award, and, in general, each such Participant awarded a Dividend Equivalent Right that is outstanding on a dividend record date for the Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares subject to the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified in a dividend equivalent right agreement which evidences such Award. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled pursuant to the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

     SECTION 11.  OTHER AWARDS

     The Committee or the Board may grant to any eligible Consultant, non-employee Director or employee of the Company or a Subsidiary other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee or the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee or the Board, in its sole discretion.

     SECTION 12.  COMPLIANCE WITH SECURITIES AND OTHER LAWS

     As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Company may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee or the Board has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Company any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Company has a legal liability to satisfy such tax. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this
Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Company, such registration is unnecessary.

     SECTION 13. ADJUSTMENTS UPON THE OCCURRENCE OF A REORGANIZATION OR CORPORATE TRANSACTION

          (a) In the event of a Reorganization, the number of Shares subject to this Plan and to each outstanding Award, and the exercise price of each Award which is based upon Shares, shall (to the extent deemed appropriate by the Committee or the Board) be proportionately adjusted (as determined by the Committee or the Board in its sole discretion) to account for any increase or decrease in the number of issued and outstanding Shares of the Company resulting from such Reorganization.

          (b) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will (subject to the provisions of Subsections 6.1, 6.5(c), 7.1, 7.3, 8.1 and 9.1) continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction9


          (c) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction do receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the shares of Common Stock held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

                (i) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications and the modifications contemplated by Subsections 6.1, 6.5(c), 7.1, 7.3, 8.1 and 9.1 of this Plan), such Awards will remain outstanding and will continue in full force and effect in accordance with its terms following the consummation of such Corporate Transaction (subject to such Permitted Modifications and the provisions of Subsections 6.1, 6.5(c), 7.1, 7.3, 8.1 and 9.1.

                (ii) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of shares of Common Stock immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to this Plan without any modification or amendment (other than Permitted Modifications), all vesting restrictions (performance based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full. The Company will provide each Participant holding Awards which will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

     Nothing contained in this Section 13 will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

     SECTION 14.  AMENDMENT OR TERMINATION OF THIS PLAN

     14.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder.

     14.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

     SECTION 15.  AMENDMENTS AND ADJUSTMENTS TO AWARDS

     The Committee or the Board may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which (A) a Stock Option becomes exercisable or (B) a Performance Award is deemed earned, (ii) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 13 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section 15 shall be made by the Committee or the Board in its sole discretion.

     SECTION 16.  GENERAL PROVISIONS

     16.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     16.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or a Subsidiary or to continue as a Consultant or non-employee Director. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or non-employee Director with the Company or any Subsidiary, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No Consultant, non-employee Director or employee of the Company or any Subsidiary shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, non-employee Director or employee of the Company or any Subsidiary or of any Participants.

     16.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     16.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee or the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

     16.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee or the Board shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

     16.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     16.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the shareholders of the Company.

     16.8 Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee or the Board (which may be granted or withheld at the sole discretion of the Committee or the Board). Awards may be exercised, during the lifetime of the holder, only by the holder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

     16.9 Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

     16.10 No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

     16.11 Date of Grant of an Award. Except as noted in this Section 16.11, the granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of a written agreement and neither any other action taken by the Committee or the Board nor anything contained in this Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee or the Board notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

     SECTION 17.  NAMED EXECUTIVE OFFICERS

     17.1 Applicability of Section 17. The provisions of this Section 17 shall apply only to those executive officers (i) whose compensation is required to be reported in the Company's proxy statement pursuant to Item 402(a)(3)(i) and (ii) (or any successor thereto) of Regulation S-K (or any successor thereto) under the general rules and regulations under the Exchange Act and (ii) whose total compensation, including estimated Awards, is determined by the Committee or the Board to possibly be subject to the limitations on deductions imposed by Section 162(m) of the Code ("Named Executive Officers"). In the event of any inconsistencies between this Section 17 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Section 17 shall control.

     17.2 Establishment of Performance Goals. Awards for Named Executive Officers, other than Stock Options and Stock Appreciation Rights, shall be based on the attainment of certain performance goals. No later than the earlier of
(i) ninety (90) days after the commencement of the applicable fiscal year of the Company or one of its Subsidiaries or such other award period as may be established by the Committee or the Board ("Award Period") and (ii) the completion of twenty-five percent (25%) of such Award Period, the Committee or the Board shall establish, in writing, the performance goals applicable to each such Award for Named Executive Officers. At the time the performance goals are established, their outcome must be substantially uncertain. In addition, the performance goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Named Executive Officer if the goal is obtained. Such formula or standard shall be sufficiently objective so that a third party with knowledge of the relevant performance results could calculate the amount to be paid to the subject Named Executive Officer. The material terms of the performance goals for Named Executive Officers and the compensation payable thereunder shall be submitted to the shareholders of the Company for their review and approval if and to the extent required for such compensation to be deductible pursuant to Section 162(m) (or any successor thereto) of the Code, and the Treasury Regulations thereunder. Shareholder approval, if necessary, shall be obtained for such performance goals prior to any Award being paid to such Named Executive Officer. If shareholder approval is required and not received with respect to such performance goals, no amount shall be paid to such Named Executive Officer for such applicable Award Period pursuant to this Plan.

     17.3 Components of Awards. Each Award granted to a Named Executive Officer, other than Stock Options and Stock Appreciation Rights, shall be based on performance goals which are sufficiently objective so that a third party having knowledge of the relevant facts could determine whether the goal was met. Except as provided in Subsection 17.8 herein, performance measures which may serve as determinants of Named Executive Officers' Awards shall be limited to the following measures: earnings per share; return on assets; return on equity; return on capital; net profit after taxes; net profit before taxes; operating profits; stock price; and sales or expenses. Within ninety (90) days following the end of each Award Period, the Committee or the Board shall certify in writing that the performance goals, and any other material terms were satisfied. Thereafter, Awards shall be made for each Named Executive Officer as determined by the Committee or the Board. The Awards may not vary from the pre-established amount based on the level of achievement.

     17.4 No Mid-Year Change in Awards. Except as provided in Subsections 17.8 and 17.9 herein, each Named Executive Officer's Awards shall be based exclusively on the performance measures established by the Committee or the Board pursuant to Subsections 17.2 and 17.3.

     17.5 No Partial Award Period Participation. A Named Executive Officer who becomes eligible to participate in this Plan after performance goals have been established in an Award Period pursuant to Subsections 17.2 and 17.3 may not participate in this Plan prior to the next succeeding Award Period, except with respect to Awards which are Stock Options or Stock Appreciation Rights.

     17.6 Performance Goals. Except as provided in Subsection 17.8 herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout, except with respect to Awards which are Stock Options or Stock Appreciation Rights, when the minimum performance goals are not met or exceeded.

     17.7 Individual Performance and Discretionary Adjustments. Except as provided in Subsection 17.8 herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Awards, other than Awards which are Stock Options or Stock Appreciation Rights. The payment of such Awards shall be entirely dependent upon the attainment of the preestablished performance goals.

     17.8 Amendments. No amendment of this Plan with respect to any Named Executive Officer may be made which would (i) increase the maximum amount that can be paid to any one Participant pursuant to this Plan, (ii) change the specified performance goal for payment of Awards, or (iii) modify the requirements as to eligibility for participation in this Plan, unless the Company's shareholders have first approved such amendment in a manner which would permit the deduction under Section 162(m) (or any successor thereto) of the Code of such payment in the fiscal year it is paid. The Committee or the Board shall amend this Section 17 and such other provisions as it deems appropriate, to cause amounts payable to Named Executive Officers to satisfy the requirements of Section 162(m) (or any successor thereto) and the Treasury regulations promulgated thereunder.

     17.9 Stock Options and Stock Appreciation Rights - Grant Price. Notwithstanding any provision of this Plan (including the provisions of this Section 17) to the contrary, the amount of compensation which a Named Executive Officer may receive with respect to Stock Options and Stock Appreciation Rights which are granted hereunder is based solely on an increase in the value of the applicable Shares after the date of grant of such Award. Thus, no Stock Option may be granted hereunder to a Named Executive Officer with an exercise price less than the Fair Market Value of Shares on the date of grant. Furthermore, the maximum number of Shares (or cash equivalent value) with respect to which Stock Options or Stock Appreciation Rights may be granted hereunder to any Named Executive Officer during any calendar year may not exceed 400,000 Shares, subject to adjustment as provided in Section 13 hereunder.

     17.10 Maximum Amount of Compensation. The maximum amount of compensation payable as an Award (other than an Award which is a Stock Option or Stock Appreciation Right) to any Named Executive Officer during any calendar year may not exceed $1,000,000.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                             SHERIDAN ENERGY, INC.

                                  MAY 21, 1998


     The undersigned hereby appoints B.A. Berilgen, Michael A. Gerlich and Jon
W. Wright, Jr. as proxies, each with the power to appoint his substitute and hereby authorizes each of them, individually, to represent and vote, as designated below, all shares of common stock of Sheridan Energy, Inc. held of record by the undersigned on April 1, 1998 at the Annual Meeting of Stockholders to be held on May 21, 1998 or any adjournment thereof.

     (To be signed on reverse side.)

                Please Detach and Mail in the Envelope Provided


[X]    Please mark your
        votes as in this
           example.


1.  Election of    FOR     WITHHOLD                                  2.  Approval of the 1998          FOR     AGAINST   WITHHOLD
    Directors      [ ]       [ ]                                         Flexible Incentive Plan.      [ ]       [ ]       [ ]

                             Nominees:   Mr. B.A. Berilgen           3.  In their discretion with      FOR     AGAINST   WITHHOLD
                                         Mr. Jonathan P. Carroll         respect to (1) any other      [ ]       [ ]       [ ]
                                         Mr. W. Craig Childers           matters as may properly come
                                         Mr. Douglas Bradley Dunn        before the meeting and any
                                         Mr. Michael A. Gerlich          adjustment thereof, (2)
                                         Mr. David H. Scheiber           approval of the prior
                                         Mr. Jeffrey E. Susskind         meeting, if such approval
                                                                         does not amount to
Instructions:  To withhold authority to vote for                         ratification of the action
 an individual nominee, write that nominee's name                        taken at that meeting, (3)
 on the line provided below.                                             the election of any other
                                                                         person as a director if a
_____________________________________________                            nominee named above is
                                                                         unable to serve or for good
                                                                         cause will not serve, and
                                                                         (4) matters incident to the
                                                                         conduct of the meeting.
